September 29, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K CDF Floorplan Receivables, L.P.
   	Registration Nos. 333-74457 and 333-74457-01

On behalf of CDF Floorplan Receivables, L.P., a Delaware Limited
Partnership ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@ge.com at your earliest convenience.

Sincerely,
/s/ W. Steven Culp
Controller

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 15, 2003

CDF FLOORPLAN RECEIVABLES, L.P.
(Exact name of registrant as specified in its amended charter)

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

Delaware                    333-74457 and 333-74457-01   88-0355652
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation                   File Numbers)         identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                               63141
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:   (314) 523-3000

Item 5.     Other Events.

Copies of the monthly Certificateholders' Statement is being filed as Exhibits 1 to this Current Report on Form 8-K.

Item 7.(c)  Exhibits.

Exhibit     Description

EX-1		Distribution Financial Services Floorplan Master Trust
		Compliance/Statistical Reporting
		Reporting for period ending 8/31/2003

EX-2 Distribution Financial Services Floorplan Master Trust Distribution Date Statement Series 2000-2
            Reporting for period ending 8/31/2003

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FLOORPLAN RECEIVABLES, L.P.,
on behalf of itself, as Registrant

By:         CDF Floorplan Receivables, Inc.,
            its General Partner

Date:		September 29, 2003

By: 		/s/ W. Steven Culp
Title: 	Controller

CDF FLOORPLAN RECEIVABLES, L.P.
on behalf of Distribution Financial Services Floorplan Master Trust, as Co-Registant

Date:       September 29, 2003

By:    	/s/ W. Steven Culp
Title:  	Controller


Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Compliance/Statistical Reporting
For the Period Ending                8/31/2003
Calculation Of Pool Balance
 1  Total "Office" Receivables                               3,042,813,509
 2  NSF Over 30 Days Office                                       (665,684)
 3  SAU Over 30 Days Office                                     (2,763,482)
 4  Total Principal Receivables                              3,039,384,343
 5  Discount Factor                                                   0.50%
 6  End of month Pool Balance                                3,024,187,421

Total Trust Receivables-Delinquency
 7  NSF 1-30 Office                                                 62,917
 8  SAU 1-30 Office                                             16,065,273
 9  Total                                                       16,128,190
 10 Trust Receivables                                        3,042,813,509
 11 .75 % of Trust Receivables                                        0.75%
 12 Total                                                       22,821,101
 13 Amount in Excess                                                     0

 14 NSF 30+                                                        665,684
 15 SAU 30+                                                      2,763,482
                                                                 3,429,166
Overconcentrations
 16 End of month Pool Balance                                3,024,187,421


                                                              Limits             Actual         Excess
 17 A/R Receivables                                 20%        604,837,484        33,363,664            0

 18 Asset Based Receivables                         20%        604,837,484       310,851,268            0

 19 Dealer concentration top 8                     2.5%         75,604,686       115,137,950   39,533,264

 20 Dealer concentration Other                       2%         60,483,748        28,971,746            0

 21 Manufacturer Concentration Top 3                15%        453,628,113       352,394,647            0

 22 Manufacturer Concentration Other                10%        302,418,742        82,916,684            0

 23 Product Line Concentration:

 24 CE & Appl                                       25%        756,046,855       124,185,523            0

 25 MIS                                             25%        756,046,855       269,381,026            0

 26 Motorcycle                                      25%        756,046,855       470,048,350            0

 27 Marine                                          35%      1,058,465,597       636,310,709            0

 28 RV                                              35%      1,058,465,597       831,151,512            0

 29 Music                                           25%        756,046,855        58,864,389            0

 30 Industrial Equipment                            25%        756,046,855       145,641,710            0

 31 A/R                                             25%        756,046,855       344,214,932            0

 32 Snowmobiles                                     25%        756,046,855        23,904,299            0

 33 Other                                           25%        756,046,855       139,111,058            0

 34 Delayed Funding Receivables                                                  261,321,040

                                         6/30/2003          7/31/2003          8/31/2003        Average
 35 Net Charge Offs to Receivables
    (Annualized)                           0.46%              1.29%              0.25%               0.67%
 36 Payment Rate                           39.20%             40.95%             39.48%             39.88%

Net Receivable Rate - Current Month
 37 Interest                                      5.43%
 38 Discount                                      2.37%
 39 Total                                         7.80%
 40 Less Servicing                               -2.00%
 41 Remaining                                     5.80%


Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date             08/31/03
Collection Period       8/01/200308/31/03
Determination Date      09/12/03
Distribution Date       09/15/03
                                                                 Dealer
                                                                 Over-          Series          Series         Series        Series
                                                 Total       Concentration      2000-2          2000-2         2000-2        2000-2
                          Date                   Trust          Series           Total         Class A        Class B       Class C
Pool Balance
1 Beginning of Month
  Receivables                     07/31/03  3,188,992,100
2 Plus: Account Additions        8/01/2003              -
3 Beginning of month
  Principal
  Receivables                    8/01/2003  3,188,992,100
4 Discount Factor                                0.50%
  Beginning of month Pool
5 Balance                        8/01/2003  3,173,047,140
6 Beginning of month Dealer
  Overconcentrations             8/01/2003     35,597,501
  Beginning of month
7 Unconcentrated
  Pool Balance                   8/01/2003  3,137,449,639

8 End of month Principal
  Receivables                     08/31/03  3,039,384,343
9 Discount Factor                                0.50%
10End of mo Pool Balance          08/31/03  3,024,187,421
11End of month Dealer
  Overconcentrations              08/31/03     39,533,264
12End of month
  Unconcentrated Pool
  Balance                         08/31/03  2,984,654,157
13Overconcentrated %              08/31/03       1.31%
14Unconcentrated %                08/31/03      98.69%

Certificates
15Beginning of
  month/closing date
  Invested Amount                8/01/2003                    35,597,501      500,000,000    477,500,000    15,000,000     7,500,000
16Allocation Percentage          8/01/2003                       1.28%          17.95%          17.14%         0.54%         0.27%
17End of month Invested
  Amount                          08/31/03                    39,533,264      500,000,000    477,500,000    15,000,000     7,500,000
18Principal Payments
  Outstanding Principal           09/12/03                             -                -              -             -             -
19Balance                         09/15/03                    39,533,264      500,000,000    477,500,000    15,000,000     7,500,000
20Pool Factor                     09/15/03                                                       1.00000       1.00000       1.00000

Excess Funding Account
21End of month balance            08/15/03              -
22Determination Date
  Deposit                         09/15/03              -
  Distribution Date
23Disbursement                    09/15/03              -
  Excess Funding Account
24Balance                         09/15/03              -

Reserve Fund
25Required Amount                 09/15/03                                     17,500,000
26Beginning Balance               08/15/03                                     17,500,000
27Deposits              08/15/03  09/15/03                                         13,651
28Disbursements         08/15/03  09/15/03                                         13,651
29Ending Balance                  09/15/03                                     17,500,000

Collections
30Principal Allocation
  Percentage                      08/31/03                       1.26%          15.94%          15.22%         0.48%         0.24%
31Floating Allocation
  Percentage                      08/31/03                       1.26%          15.94%          15.22%         0.48%         0.24%

32Principal Collections 8/01/2003 08/31/03  1,259,110,568        743,264
33Nonprincipal Collectio8/01/2003 08/31/03     21,206,662          3,482
34Total Collections     8/01/2003 08/31/03  1,280,317,230        746,746

Defaults
35Defaulted Amount      8/01/2003 08/31/03        653,567
36Investor Default Amoun8/01/2003 08/31/03                             -          104,156         99,469         3,125         1,562

Interest
37Monthly Interest                09/15/03                             -          594,210        559,206        21,054        13,950
38Interest Shortfall              09/15/03                             -                -              -             -             -
39Additional Interest             09/15/03                             -                -              -             -             -
40Total                           09/15/03                             -          594,210        559,206        21,054        13,950

Servicing Fee
41Certificate Balance for
  Servicing
  Fee determination              8/01/2003                                    500,000,000    477,500,000    15,000,000     7,500,000
42Servicing Fee Rate                                                             2.00%           2.00%         2.00%         2.00%
43Servicing Fee         8/01/2003 08/31/03                                        833,333        795,833        25,000        12,500
44Remaining Servicing Fee         09/15/03                                        833,333        795,833        25,000        12,500

Excess Servicing
45Nonprincipal Collectio8/01/2003 08/31/03     21,206,662          3,482
46Servicer Advance Less
  Reimbursement of Servicer
  Advance               8/01/2003 08/31/03      1,395,225
47Floating Allocation
  Percentage                                                     1.26%          15.94%          15.22%         0.48%         0.24%
48Investor Nonprincipal
  Collections           8/01/2003 08/31/03                         3,482        3,379,602      3,227,520       101,388        50,694
49Investor portion of
  Servicer Advance
  Less Reimbursement    8/01/2003 08/31/03                             -          222,350        212,344         6,671         3,335
50Plus:  Investment Proc8/01/2003 08/31/03                             -           15,616
51Less:
52Monthly Interest                09/12/03                             -          594,210        559,206        21,054        13,950
53Prior Monthly Interest          09/12/03                             -                -              -             -             -
54Additional Interest             09/12/03                             -                -              -             -             -
55Reserve Fund Deposit            09/12/03                             -                -              -             -             -
56Default Amount        8/01/2003 08/31/03                             -          104,156         99,469         3,125         1,562
57Charge-Offs           8/01/2003 08/31/03                             -                -              -             -             -
58Monthly Servicing Fee           09/15/03                             -          833,333        795,833        25,000        12,500
59Carry-over Amount               09/15/03                             -                -              -             -             -
60Carry-over Amount
     Additional Interest          09/15/03                             -                -              -             -             -
61Yield Supplement Dep.           09/15/03                             -                -
62Balance:  Excess Servi8/01/2003 08/31/03                      3,482.00     2,085,869.00

Collection Account
63Beginning Balance               08/15/03                                              -
64Deposits              08/15/03  09/15/03                                        816,560
65Disbursements         08/15/03  09/15/03                                        816,560
66Ending Balance                  09/15/03                                              -

Interest Funding Account
67Beginning Balance               08/15/03                                              -
68Deposits              08/15/03  09/15/03                                        594,225
69Disbursements         08/15/03  09/15/03                                        594,225
70Ending Balance                  09/15/03                                            -

Principal Funding Account
71Beginning Balance               08/15/03                                              -
72Deposits              08/15/03  09/15/03                                              -
73Disbursements         08/15/03  09/15/03                                              -
74Ending Balance                  09/15/03                                              -

Yield Supplement Account
75Required Amount                 09/15/03                                      2,500,000
76Beginning balance               08/31/03                                      2,500,000
77Deposit               08/15/03  09/15/03                                          1,950
78Disbursements         08/15/03  09/15/03                                          1,950
79Ending balance                  09/15/03                                      2,500,000

Interest Rate for the Next Period
80One-month LIBOR       09/15/03  10/14/03          1.12000%
81Net Receivables Rate            08/31/03          5.80472%
